[EATON VANCE LOGO]

[PHOTO OF STATUE OF LIBERTY]

ANNUAL REPORT DECEMBER 31, 2002

[PHOTO OF LINCOLN MEMORIAL]

EATON VANCE
GOVERNMENT
OBLIGATIONS
FUND

[PHOTO OF FLAG]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Government Obligations Fund Class A shares had a total return of 7.84% for the year ended December 31, 2002.(1) That return was the result of an increase in net asset value per share from $9.95 on December 31, 2001 to $10.00 on December 31, 2002, and the reinvestment of $0.701 in dividends.

Class B shares had a total return of 7.00% for the same period, the result of an increase in NAV from $8.57 on December 31, 2001 to $8.61 on December 31, 2002, and the reinvestment of $0.539 in dividends.(1)

Class C shares had a total return of 6.99% for the same period, the result of an increase in NAV from $8.57 on December 31, 2001, to $8.61 on December 31, 2002, and the reinvestment of $0.539 in dividends.(1)

A sluggish economy and continuing global concerns attracted investors to bonds in 2002...

Having emerged from last year's recession, the U.S. economy remained sluggish in 2002. Weak demand and the prospect of a future military conflict in Iraq weighed heavily on the financial markets and proved a concern to individuals and businesses alike. Consumer spending held up surprisingly well through much of the year. However, on the business side, companies were slow to resume capital spending, a trend that took a toll on the key telecom, computer and semiconductor areas. Finally, a series of corporate scandals dealt a blow to investor confidence. In sum, 2002 was a difficult year for the economy and saw increased volatility in the financial markets. Inflation, however, remained well in hand, as the Consumer Price Index rose just 2.4% for all of 2002.(2)

Mortgage-backed securities merit serious consideration from quality-conscious investors...

Mortgage-backed securities (MBS) have historically provided an attractive yield in a high-quality investment. The economic trends and political concerns of the past year have made those considerations paramount for many investors. With major uncertainties still hovering over the markets, many investors are increasingly credit risk-averse. The seasoned sector of the mortgage-securities market, with its predictable cash flows and lower sensitivity to interest rate fluctuations, plays a unique role in the fixed-income markets. Eaton Vance Government Obligations Fund will maintain its focus on this segment of the MBS market and pursue further opportunities for quality-conscious investors. In the following pages, portfolio manager Susan Schiff reviews the mortgage securities market of 2002 and looks ahead to the coming year.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.
President
February 5, 2003


FUND INFORMATION AS OF DECEMBER 31, 2002

 PERFORMANCE(3)         CLASS A     CLASS B   CLASS C
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                   7.84%       7.00%     6.99%
Five Years                 6.38        5.57      5.58
Ten Years                  6.42        N.A.      N.A.
Life of Fund+              8.29        5.34      5.20

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
-------------------------------------------------------------------------------
One Year                   2.68%       2.00%     5.99%
Five Years                 5.35        5.27      5.58
Ten Years                  5.90        N.A.      N.A.
Life of Fund+              8.01        5.34      5.20

+Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C:11/1/93

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002
MANAGEMENT DISCUSSION

[PHOTO OF SUSAN SCHIFF]
Susan Schiff
Portfolio Manager

AN INTERVIEW WITH SUSAN SCHIFF, PORTFOLIO MANAGER OF GOVERNMENT OBLIGATIONS PORTFOLIO.

Q: Susan, as has often been the case in recent years, we saw a good deal of volatility and uncertainty in the financial markets in 2002. How would you characterize the bond market during the year?

A: In a year dominated by economic uncertainty and increasing geopolitical concerns, bonds were the leading asset class. With the economy failing to generate a meaningful recovery, interest rates continued to decline through much of the year. This trend was particularly noteworthy in the intermediate range of the yield curve. Five-year Treasury bond yields, which were 4.30% at December 31, 2001, fell to 2.73% by December 31, 2002. Following 11 separate rate cuts in 2001, the Federal Reserve stayed its hand through most of 2002. Then, in early November, amid rising layoffs and signs that the economy was not responding to earlier stimulative measures, the Fed once again lowered its benchmark Federal Funds rate by 50 basis points (0.50%), to 1.25%, its lowest level in decades.

Q:   How would you evaluate the Fund's performance during the year?

A: The Fund turned in a positive return and performed generally according to our expectations, especially in light of the investment environment. Yield spreads of mortgage-backed securities (MBS) widened significantly during the year - approximately another 30 to 40 basis points over Treasury bond yields. Thus, while MBS turned in a strong performance in 2002, they slightly lagged that of U.S. Treasuries.

     Against that backdrop, the Fund had a successful year. The Fund's 7.84% return for Class A shares matched the 7.84% return of its peer group, the Lipper Short-Intermediate Government Fund classification.(1) The Fund's benchmark, the Lehman Brothers Intermediate Government Bond Index, had a 9.64% return for the year, reflecting, in part, a zero weighting in mortgage-backed securities.(1) In addition, the Fund achieved exceptionally strong asset growth in 2002.

Q: You indicated that MBS underperformed Treasury bonds. Could you expand on that?

A: Yes. Reflecting the downward trend in interest rates, mortgage rates fell to 40-year lows. Not surprisingly, the decline in mortgage rates prompted a tidal wave of refinancings among homeowners, which was, in turn, reflected in rising prepayment rates. The rise in prepayment rates constrained MBS performance relative to Treasuries. Thus, while Treasury bonds were rallying strongly, the performance of mortgage-backed securities was less robust.

     Prepayment rates rose across the board, including the seasoned segment - the Fund's primary investment universe. While the rise in prepayment rates was, predictably, less pronounced for seasoned MBS than for generic MBS, it nonetheless dampened performance for the seasoned sector as well.

DIVERSIFICATION BY SECTORS(2)

[CHART]

Federal Home Loan Mortgage Corp.            30.4%
Federal National Mortgage Assn.             28.6%
Government National Mortgage Assn.          26.0%
Agency Debentures                           14.4%
Other                                        0.6%

(1)  It is not possible to invest directly in a Lipper ClassificationI or Index.

(2) Because the Portfolio is actively managed, Sector Diversification is subject to change.

Q: To what do you attribute the strong asset growth of the Fund over the past year?

A: In a period featuring so much uncertainty, investors have searched for quality - a prime characteristic of mortgage-backed securities. While the stock market was suffering another year of sharp declines, mortgage-backed securities offered attractive yields and are issued or backed by U.S. government agencies. In this climate, that was a very compelling attraction.

     The depth of the MBS market was another attraction. With $2.5 trillion in outstanding securities, the MBS market remains a highly liquid pool of investments. Even with its rapid growth of the past year, the Fund has encountered no difficulty in remaining fully invested. In fact, the historically wide spreads on MBS provided a most opportune time to accommodate such strong asset growth.

     Finally, with the help of an experienced management and research team in the MBS area, the Fund has compiled an excellent long-term record. That is important to investors concerned with holding onto their assets in a difficult climate. Mindful of that, we have focused our research and analytical capabilities to meet the challenges of the future.

Q:   What adjustments have you made to the Fund in recent months?

A: The Fund has maintained its primary focus on the seasoned segment of the MBS market. In addition, we have added some government agency securities, including Federal National Mortgage Association (Fannie Mae) bonds and Federal Home Loan Mortgage Corp. (Freddie Mac) bonds, which offered unusually attractive spreads relative to Treasuries. From a duration standpoint, in September, we shortened the Fund's duration to the lower end of its range, to 2.6 years at December 31. That provided the Fund more flexibility amid rising interest rate volatility in the fourth quarter of 2002.

Q:   What is your outlook for the bond market in the coming year?

A: Given the fact that interest rates are near 40-year lows, some caution may be in order. The economy has mounted a recovery, albeit a modest one, suggesting that the prospect of a further decline in interest rates is fairly limited. However, given the brief and shallow nature of the 2001 recession, I believe it's unlikely that we will see explosive growth in the near-term future, suggesting that inflation will not become a major problem.

     We feel that the refinancing boom - which has far exceeded any we have seen in years - is very likely nearing the end of its cycle. As the economic recovery gains traction and interest rates firm, prepayment rates should decline significantly. A period of less volatile interest rates and lower prepayment rates would create a favorable climate for the MBS market.

     Moreover, I believe that seasoned mortgages - with their high quality, attractive yields and relatively stable prepayment rates - continue to offer investors a major advantage, especially given the historically wide yield spreads. We believe that conservative, income-oriented investors will continue to find good opportunities within the MBS market in the coming year.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Government Obligations Fund Class A vs. the Lehman Brothers Intermediate Govt. Bond Index and Lipper Short-Intermediate Govt. Fund Classification*

December 31, 1992 - December 31, 2002

                             EATON VANCE
                              GOVERNMENT                FUND, INCLUDING         LEHMAN BROTHERS               LIPPER SHORT-INT.
                             OBLIGATIONS                    MAXIMUM              INT. GOVT.                      GOVT. FUND
        DATE                 FUND CLASS A                SALES CHARGE            BOND INDEX                     CLASSIFICATION
   12/92                       10,000                        10,000                10,000                          10,000
    1/93                       10,194                         9,708                10,186                          10,137
    2/93                       10,381                         9,886                10,336                          10,252
    3/93                       10,471                         9,971                10,374                          10,309
    4/93                       10,561                        10,057                10,455                          10,378
    5/93                       10,552                        10,049                10,427                          10,341
    6/93                       10,666                        10,157                10,578                          10,481
    7/93                       10,735                        10,223                10,599                          10,485
    8/93                       10,870                        10,351                10,757                          10,633
    9/93                       10,921                        10,400                10,800                          10,659
   10/93                       10,935                        10,413                10,826                          10,652
   11/93                       10,883                        10,364                10,772                          10,623
   12/93                       10,926                        10,405                10,817                          10,670
    1/94                       11,012                        10,487                10,924                          10,765
    2/94                       10,894                        10,374                10,774                          10,659
    3/94                       10,724                        10,213                10,617                          10,511
    4/94                       10,628                        10,121                10,548                          10,418
    5/94                       10,620                        10,113                10,556                          10,445
    6/94                       10,618                        10,112                10,558                          10,449
    7/94                       10,752                        10,240                10,696                          10,531
    8/94                       10,779                        10,265                10,727                          10,591
    9/94                       10,690                        10,180                10,639                          10,535
   10/94                       10,693                        10,183                10,641                          10,542
   11/94                       10,657                        10,149                10,594                          10,503
   12/94                       10,704                        10,194                10,628                          10,505
    1/95                       10,870                        10,351                10,801                          10,666
    2/95                       11,084                        10,555                11,009                          10,835
    3/95                       11,149                        10,617                11,070                          10,892
    4/95                       11,277                        10,739                11,198                          10,982
    5/95                       11,565                        11,013                11,514                          11,243
    6/95                       11,627                        11,072                11,587                          11,308
    7/95                       11,606                        11,052                11,593                          11,318
    8/95                       11,740                        11,180                11,689                          11,405
    9/95                       11,814                        11,251                11,767                          11,458
   10/95                       11,976                        11,405                11,896                          11,584
   11/95                       12,093                        11,516                12,041                          11,704
   12/95                       12,199                        11,617                12,160                          11,793
    1/96                       12,287                        11,701                12,262                          11,894
    2/96                       12,150                        11,571                12,133                          11,801
    3/96                       12,122                        11,543                12,077                          11,720
    4/96                       12,097                        11,520                12,042                          11,699
    5/96                       12,070                        11,494                12,036                          11,697
    6/96                       12,234                        11,650                12,158                          11,790
    7/96                       12,259                        11,674                12,196                          11,829
    8/96                       12,257                        11,672                12,210                          11,841
    9/96                       12,456                        11,861                12,368                          11,976
   10/96                       12,636                        12,034                12,570                          12,143
   11/96                       12,812                        12,201                12,722                          12,265
   12/96                       12,751                        12,142                12,654                          12,222
    1/97                       12,782                        12,173                12,702                          12,276
    2/97                       12,873                        12,259                12,723                          12,303
    3/97                       12,824                        12,212                12,651                          12,254
    4/97                       12,914                        12,299                12,793                          12,371
    5/97                       13,008                        12,388                12,893                          12,454
    6/97                       13,107                        12,482                13,003                          12,554
    7/97                       13,361                        12,724                13,243                          12,739
    8/97                       13,285                        12,651                13,192                          12,711
    9/97                       13,421                        12,781                13,336                          12,831
   10/97                       13,556                        12,910                13,491                          12,948
   11/97                       13,559                        12,912                13,521                          12,970
   12/97                       13,676                        13,024                13,631                          13,066
    1/98                       13,776                        13,119                13,809                          13,206
    2/98                       13,765                        13,109                13,794                          13,200
    3/98                       13,790                        13,132                13,837                          13,241
    4/98                       13,797                        13,139                13,903                          13,295
    5/98                       13,884                        13,222                13,999                          13,378
    6/98                       13,961                        13,295                14,093                          13,447
    7/98                       13,968                        13,302                14,147                          13,496
    8/98                       14,268                        13,588                14,415                          13,686
    9/98                       14,517                        13,825                14,751                          13,919
   10/98                       14,301                        13,619                14,775                          13,917
   11/98                       14,366                        13,681                14,730                          13,910
   12/98                       14,436                        13,747                14,788                          13,972
    1/99                       14,456                        13,766                14,853                          14,030
    2/99                       14,353                        13,668                14,650                          13,888
    3/99                       14,474                        13,784                14,747                          13,988
    4/99                       14,551                        13,857                14,787                          14,021
    5/99                       14,461                        13,771                14,696                          13,941
    6/99                       14,347                        13,662                14,717                          13,935
    7/99                       14,379                        13,693                14,720                          13,924
    8/99                       14,286                        13,604                14,740                          13,927
    9/99                       14,494                        13,803                14,867                          14,062
   10/99                       14,525                        13,833                14,896                          14,096
   11/99                       14,544                        13,851                14,906                          14,115
   12/99                       14,516                        13,824                14,860                          14,086
    1/00                       14,470                        13,780                14,810                          14,031
    2/00                       14,617                        13,920                14,932                          14,136
    3/00                       14,661                        13,961                15,103                          14,247
    4/00                       14,701                        14,000                15,097                          14,253
    5/00                       14,697                        13,996                15,137                          14,277
    6/00                       14,933                        14,221                15,377                          14,484
    7/00                       15,019                        14,303                15,480                          14,572
    8/00                       15,187                        14,463                15,653                          14,727
    9/00                       15,347                        14,615                15,790                          14,851
   10/00                       15,459                        14,722                15,898                          14,935
   11/00                       15,698                        14,949                16,131                          15,124
   12/00                       15,840                        15,085                16,416                          15,338
    1/01                       16,088                        15,321                16,634                          15,526
    2/01                       16,250                        15,475                16,787                          15,646
    3/01                       16,308                        15,530                16,909                          15,745
    4/01                       16,346                        15,566                16,855                          15,745
    5/01                       16,474                        15,688                16,925                          15,824
    6/01                       16,525                        15,737                16,979                          15,859
    7/01                       16,846                        16,043                17,296                          16,109
    8/01                       16,980                        16,170                17,450                          16,234
    9/01                       17,315                        16,489                17,822                          16,511
   10/01                       17,612                        16,772                18,100                          16,749
   11/01                       17,407                        16,577                17,884                          16,571
   12/01                       17,275                        16,451                17,798                          16,501
    1/02                       17,374                        16,545                17,874                          16,585
    2/02                       17,533                        16,697                18,022                          16,717
    3/02                       17,243                        16,420                17,751                          16,511
    4/02                       17,564                        16,726                18,083                          16,767
    5/02                       17,652                        16,810                18,209                          16,882
    6/02                       17,820                        16,970                18,437                          17,034
    7/02                       18,170                        17,303                18,784                          17,282
    8/02                       18,205                        17,337                18,998                          17,451
    9/02                       18,463                        17,582                19,325                          17,662
   10/02                       18,489                        17,607                19,312                          17,675
   11/02                       18,393                        17,515                19,159                          17,576
   12/02                      $18,630                       $17,741               $19,513                         $17,845

PERFORMANCE**           CLASS A     CLASS B  CLASS C
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                   7.84%       7.00%     6.99%
Five Years                 6.38        5.57      5.58
Ten Years                  6.42        N.A.      N.A.
Life of Fund+              8.29        5.34      5.20

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                   2.68%       2.00%     5.99%
Five Years                 5.35        5.27      5.58
Ten Years                  5.90        N.A.      N.A.
Life of Fund+              8.01        5.34      5.20

+ Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C:11/1/93

* Sources: Thomson Financial; Lipper Inc.. Investment operations commenced 8/24/84. The chart compares the Fund's total return with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The Chart also includes a comparison to the Lipper Short-Intermediate Government Fund Classification, the fund peer classification of Eaton Vance Government Obligations Fund. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's Class B shares on 11/1/93 at net asset value would have been worth $16,107 on December 31, 2002. An investment in the Fund's Class C shares on 11/1/93 at net asset value would have been worth $15,921 on December 31, 2002. The Index's and Classification's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index or Lipper Classification.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
--------------------------------------------------------
Investment in Government Obligations
   Portfolio, at value
   (identified cost, $1,478,345,301)      $1,524,887,630
Receivable for Fund shares sold               13,177,429
--------------------------------------------------------
TOTAL ASSETS                              $1,538,065,059
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    3,538,629
Dividends payable                              3,141,921
Payable to affiliate for distribution
   and service fees                               64,291
Payable to affiliate for Trustees' fees            1,133
Accrued expenses                                 405,354
--------------------------------------------------------
TOTAL LIABILITIES                         $    7,151,328
--------------------------------------------------------
NET ASSETS                                $1,530,913,731
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,566,765,965
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (79,252,642)
Accumulated net investment loss               (3,141,921)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                           46,542,329
--------------------------------------------------------
TOTAL                                     $1,530,913,731
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  474,595,127
SHARES OUTSTANDING                            47,460,555
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.00
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $10.00)      $        10.50
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $  583,803,803
SHARES OUTSTANDING                            67,767,584
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 7)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         8.61
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  472,514,801
SHARES OUTSTANDING                            54,901,199
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 7)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         8.61
--------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $49,381,400
Security lending income allocated from
   Portfolio                                2,092,121
Expenses allocated from Portfolio          (7,517,023)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $43,956,498
-----------------------------------------------------
Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     4,140
Distribution and service fees
   Class A                                    902,463
   Class B                                  3,747,131
   Class C                                  2,616,651
Transfer and dividend disbursing agent
   fees                                       766,321
Registration fees                             202,867
Printing and postage                           71,197
Custodian fee                                  36,560
Legal and accounting services                  30,643
Miscellaneous                                  23,630
-----------------------------------------------------
TOTAL EXPENSES                            $ 8,401,603
-----------------------------------------------------

NET INVESTMENT INCOME                     $35,554,895
-----------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (246,743)
   Financial futures contracts                459,959
   Written options                             80,501
-----------------------------------------------------
NET REALIZED GAIN                         $   293,717
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $42,886,367
   Financial futures contracts             (8,267,802)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $34,618,565
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $34,912,282
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $70,467,177
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      35,554,895  $      21,853,270
   Net realized gain (loss)                         293,717         (1,147,550)
   Net change in unrealized
      appreciation (depreciation)                34,618,565          8,937,471
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      70,467,177  $      29,643,191
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $     (24,292,150) $     (15,469,471)
      Class B                                   (22,121,831)        (9,830,214)
      Class C                                   (15,348,077)        (3,853,514)
   Tax return of capital
      Class A                                      (964,305)                --
      Class B                                    (1,162,708)                --
      Class C                                      (813,335)                --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (64,702,406) $     (29,153,199)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     366,615,033  $     226,668,434
      Class B                                   410,481,825        155,523,741
      Class C                                   419,241,248        130,727,413
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    13,304,947          6,891,438
      Class B                                    10,625,289          4,347,824
      Class C                                     8,345,356          2,039,801
   Cost of shares redeemed
      Class A                                  (198,357,084)      (127,091,440)
      Class B                                   (80,215,877)       (40,284,150)
      Class C                                   (89,789,349)       (31,466,564)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     860,251,388  $     327,356,497
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     866,016,159  $     327,846,489
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     664,897,572  $     337,051,083
------------------------------------------------------------------------------
AT END OF YEAR                            $   1,530,913,731  $     664,897,572
------------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $      (3,141,921) $      (1,374,025)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS A
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------
                                    2002(1)          2001(1)(2)          2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.950           $  9.810          $  9.700       $ 10.400       $ 10.620
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income              $  0.401           $  0.549          $  0.717       $  0.745       $  0.783
Net realized and unrealized
   gain (loss)                        0.350              0.311             0.127         (0.689)        (0.215)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.751           $  0.860          $  0.844       $  0.056       $  0.568
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income         $ (0.674)          $ (0.720)         $ (0.718)      $ (0.743)      $ (0.781)
From tax return of capital           (0.027)                --            (0.016)        (0.013)        (0.007)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.701)          $ (0.720)         $ (0.734)      $ (0.756)      $ (0.788)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.000           $  9.950          $  9.810       $  9.700       $ 10.400
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        7.84%              9.06%             9.12%          0.56%          5.56%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $474,595           $291,249          $183,657       $195,162       $251,727
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.11%              1.25%             1.21%          1.23%          1.25%
   Interest expense(4)                 0.00%(5)           0.02%             0.02%          0.02%          0.07%
   Net investment income               4.03%              5.50%             7.44%          7.43%          7.46%
Portfolio Turnover of the
   Portfolio                             41%                21%               22%            18%            48%
----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.161 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS B
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------
                                    2002(1)          2001(1)(2)          2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  8.570           $  8.450          $  8.350       $  8.950       $  9.140
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income              $  0.282           $  0.409          $  0.557       $  0.576       $  0.602
Net realized and unrealized
   gain (loss)                        0.297              0.266             0.109         (0.594)        (0.182)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.579           $  0.675          $  0.666       $ (0.018)      $  0.420
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income         $ (0.512)          $ (0.555)         $ (0.550)      $ (0.569)      $ (0.603)
From tax return of capital           (0.027)                --            (0.016)        (0.013)        (0.007)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.539)          $ (0.555)         $ (0.566)      $ (0.582)      $ (0.610)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.610           $  8.570          $  8.450       $  8.350       $  8.950
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        7.00%              8.23%             8.33%         (0.20)%         4.76%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $583,804           $240,472          $120,557       $116,913       $132,013
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.86%              1.99%             1.95%          1.98%          2.00%
   Interest expense(4)                 0.00%(5)           0.02%             0.02%          0.02%          0.07%
   Net investment income               3.29%              4.75%             6.72%          6.68%          6.66%
Portfolio Turnover of the
   Portfolio                             41%                21%               22%            18%            48%
----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS C
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------
                                    2002(1)          2001(1)(2)          2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  8.570           $  8.450           $ 8.360        $ 8.960        $ 9.130
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income              $  0.282           $  0.392           $ 0.551        $ 0.576        $ 0.607
Net realized and unrealized
   gain (loss)                        0.297              0.283             0.105         (0.594)        (0.172)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.579           $  0.675           $ 0.656        $(0.018)       $ 0.435
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income         $ (0.512)          $ (0.555)          $(0.550)       $(0.569)       $(0.599)
From tax return of capital           (0.027)                --            (0.016)        (0.013)        (0.006)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.539)          $ (0.555)          $(0.566)       $(0.582)       $(0.605)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.610           $  8.570           $ 8.450        $ 8.360        $ 8.960
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        6.99%              8.18%             8.19%         (0.20)%         4.92%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $472,515           $133,176           $32,837        $30,833        $34,719
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.85%              1.99%             2.04%          1.98%          2.00%
   Interest expense(4)                 0.00%(5)           0.02%             0.02%          0.02%          0.07%
   Net investment income               3.29%              4.55%             6.64%          6.67%          6.71%
Portfolio Turnover of the
   Portfolio                             41%                21%               22%            18%            48%
----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (97% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $62,736,657 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire on December 31, 2003 ($2,688,390), December 31, 2004 ($10,207,058),
   December 31, 2005 ($4,786,337), December 31, 2006 ($3,525,680), December 31,
   2007 ($16,400,527), December 31, 2008 ($4,071,870), and December 31, 2010
   ($21,056,795). At December 31, 2002, net capital losses of $7,099,682 attributable to security transactions incurred after October 31, 2002, are treated as arising on the first day of the Fund's taxable year ending December 31, 2003. These amounts differed from the accumulated net realized loss primarily due to the Fund's mixed straddle account election for tax purposes.

   At December 31, 2002, the undistributed ordinary income on a tax basis was $0 and differed from the accumulated net investment loss due to the difference in method for recognizing distributions to shareholders.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital and primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities and to expired capital loss carryforwards.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS A                                       2002          2001
    --------------------------------------------------------------------
    Sales                                      36,806,666    22,608,944
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                1,339,070       691,629
    Redemptions                               (19,954,934)  (12,744,312)
    --------------------------------------------------------------------
    NET INCREASE                               18,190,802    10,556,261
    --------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                     47,832,740   17,960,721
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                               1,240,890      507,108
    Redemptions                               (9,360,782)  (4,677,581)
    ------------------------------------------------------------------
    NET INCREASE                              39,712,848   13,790,248
    ------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              -------------------------
    CLASS C                                       2002         2001
    -------------------------------------------------------------------
    Sales                                      48,893,819   15,084,826
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  974,992      237,330
    Redemptions                               (10,516,196)  (3,659,887)
    -------------------------------------------------------------------
    NET INCREASE                               39,352,615   11,662,269
    -------------------------------------------------------------------

4 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2002 aggregated $1,186,173,099 and $404,998,947, respectively.

5 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Effective
   August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2002, no significant amounts have been earned. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $227,637 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2002.

6 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   paid or accrued $2,810,348 and $1,962,488 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2002, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $20,766,000 and $36,612,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annually) of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2002 amounted to $902,463, $936,783 and $654,163 for Class A, Class B, and Class C shares, respectively.

7 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see
   Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $987,000 and $185,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2002.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GOVERNMENT OBLIGATIONS FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT AGENCY DEBENTURES -- 16.2%

                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------

 Fannie Mae, 6.125%, 3/15/12(1)                         $125,000      $  142,753,250
 Federal Home Loan Mortgage Corp.,
 6.625%, 9/15/09(1)                                       95,000         111,592,795
 -----------------------------------------------------------------------------------
 Total U.S. Government Agency Debentures
    (identified cost, $237,926,741)                                   $  254,346,045
 -----------------------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 95.4%

                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
    5.00%, with maturity at 2003                        $      8      $        7,960
    5.25%, with maturity at 2005                               1               1,386
    5.50%, with various maturities to 2011                    34              34,871
    6.00%, with various maturities to 2026                 9,512           9,928,589
    6.25%, with various maturities to 2013                    21              21,403
    6.50%, with various maturities to 2024               133,291         141,873,308
    6.75%, with various maturities to 2008                    24              24,975
    6.87%, with maturity at 2024                           3,661           3,920,947
    7.00%, with various maturities to 2019                47,824          51,270,559
    7.089%, with maturity at 2023                          6,540           7,046,595
    7.25%, with various maturities to 2022                11,515          12,405,929
    7.50%, with various maturities to 2024                25,434          27,542,321
    7.625%, with maturity at 2019                          3,368           3,727,310
    7.75%, with various maturities to 2018                   473             514,729
    7.78%, with maturity at 2022                           1,557           1,698,246
    7.85%, with maturity at 2020                           3,910           4,356,838
    8.00%, with various maturities to 2028                77,144          84,575,037
    8.13%, with maturity at 2019                           5,392           6,049,098
    8.15%, with various maturities to 2021                 3,287           3,610,061
    8.25%, with various maturities to 2017                 5,828           6,305,849
    8.50%, with various maturities to 2027                33,531          37,151,989
    8.75%, with various maturities to 2016                 4,371           4,735,490
    9.00%, with various maturities to 2025                23,830          26,506,690
    9.25%, with various maturities to 2012                 2,988           3,285,566
    9.50%, with various maturities to 2026                18,329          20,682,028
    9.75%, with various maturities to 2018                 2,195           2,428,724
    10.00%, with various maturities to 2025               11,785          13,707,325
    10.50%, with various maturities to 2021               15,085          17,733,532
    10.75%, with maturity at 2011                            628             709,384
    11.00%, with various maturities to 2021               20,783          24,595,264
    11.25%, with maturity at 2014                            541             622,618
    11.50%, with various maturities to 2017                2,017           2,401,943
                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------
    11.75%, with maturity at 2011                       $    301      $      351,668
    12.00%, with various maturities to 2019                2,936           3,579,264
    12.25%, with various maturities to 2019                  549             654,580
    12.50%, with various maturities to 2019                6,038           7,333,509
    12.75%, with various maturities to 2015                  100             120,588
    13.00%, with various maturities to 2019                1,216           1,494,657
    13.25%, with various maturities to 2019                  128             156,818
    13.50%, with various maturities to 2019                1,224           1,478,947
    14.00%, with various maturities to 2016                  445             552,476
    14.50%, with various maturities to 2014                   31              39,551
    14.75%, with maturity at 2010                            157             190,634
    15.00%, with various maturities to 2013                  973           1,243,343
    15.25%, with maturity at 2012                             34              44,090
    15.50%, with maturity at 2011                             16              20,581
    16.00%, with maturity at 2012                             38              49,655
    16.25%, with various maturities to 2012                   77              98,945
 -----------------------------------------------------------------------------------
                                                                      $  536,885,870
 -----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
    0.25%, with maturity at 2014                        $     16      $       15,362
    3.50%, with maturity at 2007                               5               5,515
    5.00%, with maturity at 2017                              57              58,971
    5.25%, with maturity at 2006                              25              25,498
    5.50%, with maturity at 2006                              20              20,177
    6.00%, with various maturities to 2012                 1,317           1,404,369
    6.25%, with various maturities to 2007                     4               4,189
    6.50%, with various maturities to 2026               123,397         131,121,715
    6.75%, with various maturities to 2007                    11              11,168
    7.00%, with various maturities to 2025               164,097         175,906,297
    7.25%, with various maturities to 2017                   741             800,081
    7.50%, with various maturities to 2024                22,795          24,708,619
    7.75%, with various maturities to 2008                   249             266,568
    7.875%, with maturity at 2021                          5,389           5,890,277
    7.979%, with maturity at 2030                            748             813,185
    8.00%, with various maturities to 2023                25,474          27,794,864
    8.25%, with various maturities to 2025                 6,689           7,287,463
    8.33%, with maturity at 2020                           2,627           2,954,853
    8.50%, with various maturities to 2026                10,590          11,616,128
    8.575%, with maturity at 2021                          3,363           3,809,185
    8.75%, with various maturities to 2017                 4,698           5,122,852
    8.881%, with maturity at 2010                            966           1,069,581
    9.00%, with various maturities to 2027                12,189          13,554,858
    9.125%, with maturity at 2011                            719             805,240
    9.25%, with various maturities to 2017                 2,426           2,683,664
    9.50%, with various maturities to 2025                11,552          13,001,919
    9.704%, with maturity at 2025                            544             619,541
    9.75%, with maturity at 2019                             111             126,740
    9.92%, with maturity at 2021                             583             665,529

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------
    10.00%, with various maturities to 2025             $  3,287      $    3,839,526
    10.036%, with maturity at 2020                           867           1,010,753
    10.053%, with maturity at 2023                           922           1,085,265
    10.29%, with maturity at 2021                            965           1,138,374
    10.294%, with maturity at 2021                           459             539,110
    10.365%, with maturity at 2025                           796             934,373
    10.50%, with various maturities to 2025                3,214           3,748,142
    11.00%, with various maturities to 2025                7,285           8,560,242
    11.50%, with various maturities to 2020                6,386           7,562,914
    11.534%, with maturity at 2025                           398             480,358
    11.591%, with maturity at 2018                         1,345           1,601,120
    11.75%, with various maturities to 2017                  794             946,619
    12.00%, with various maturities to 2020               16,476          19,906,299
    12.25%, with various maturities to 2015                  769             934,063
    12.267%, with maturity at 2021                           940           1,147,059
    12.50%, with various maturities to 2021                4,570           5,552,546
    12.707%, with maturity at 2015                         1,125           1,385,864
    12.75%, with various maturities to 2015                  790             964,648
    13.00%, with various maturities to 2019                3,050           3,687,957
    13.25%, with various maturities to 2015                  768             943,969
    13.50%, with various maturities to 2015                1,850           2,308,338
    13.75%, with maturity at 2011                             31              38,259
    14.00%, with various maturities to 2014                   81             100,791
    14.50%, with various maturities to 2014                   72              90,164
    14.75%, with maturity at 2012                          1,300           1,652,438
    15.00%, with various maturities to 2013                1,239           1,593,991
    15.50%, with maturity at 2012                            232             298,711
    15.75%, with maturity at 2011                              8               9,940
    16.00%, with maturity at 2012                            847           1,106,360
 -----------------------------------------------------------------------------------
                                                                      $  505,332,601
 -----------------------------------------------------------------------------------
 Government National Mortgage Assn.:
    6.50%, with various maturities to 2026              $140,389      $  149,790,064
    7.00%, with various maturities to 2025               133,755         143,976,576
    7.25%, with various maturities to 2022                   811             868,513
    7.50%, with various maturities to 2024                44,561          48,777,640
    8.00%, with various maturities to 2023                54,524          60,512,115
    8.25%, with various maturities to 2019                 1,075           1,204,712
    8.30%, with maturity at 2020                             465             518,321
    8.50%, with various maturities to 2018                12,503          13,939,548
    9.00%, with various maturities to 2011                 4,036           4,503,388
    9.50%, with various maturities to 2022                11,672          13,068,970
    10.00%, with various maturities to 2025                6,451           7,355,763
    11.00%, with various maturities to 2020                5,155           6,129,606
    11.50%, with maturity at 2013                             63              74,465
    12.00%, with various maturities to 2015                4,066           4,936,704
    12.50%, with various maturities to 2019                1,747           2,134,634
    13.00%, with various maturities to 2014                  325             401,162
                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------
    13.50%, with maturity at 2011                       $     12      $       15,067
    14.00%, with maturity at 2015                             31              39,884
    14.50%, with maturity at 2014                             13              15,832
    15.00%, with various maturities to 2013                  256             332,411
    16.00%, with various maturities to 2012                   88             115,367
 -----------------------------------------------------------------------------------
                                                                      $  458,710,742
 -----------------------------------------------------------------------------------
 Collateralized Mortgage Obligations:
    Federal Home Loan Mortgage Corp. Series B,
      Class 3 100% FHLMC PC Collateral,
      12.50%, due 2013                                        32              32,002
 -----------------------------------------------------------------------------------
                                                                      $       32,002
 -----------------------------------------------------------------------------------
 Total Mortgage Pass-Throughs
    (identified cost $1,461,993,026)                                  $1,500,961,215
 -----------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 0.5%

                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------

 U.S. Treasury Bond, 7.125%, 2/15/23(2)                 $  6,000      $    7,728,282
 -----------------------------------------------------------------------------------
 Total U.S. Treasury Obligations
    (identified cost, $6,282,755)                                     $    7,728,282
 -----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.2%

                                                     PRINCIPAL
                                                     AMOUNT
 SECURITY                                            (000'S OMITTED)  VALUE
 -----------------------------------------------------------------------------------
 Banque Nationale De Paris Euro Time-Deposit Cayman
 Island, 1.188%, 1/2/03                                 $  3,494      $    3,494,000
 -----------------------------------------------------------------------------------
 Total Short-Term Investments
    (at amortized cost, $3,494,000)                                   $    3,494,000
 -----------------------------------------------------------------------------------
 Total Investments -- 112.3%
    (identified cost $1,709,696,522)                                  $1,766,529,542
 -----------------------------------------------------------------------------------
 Other Assets, Less Liabilities -- (12.3)%                            $ (193,717,268)
 -----------------------------------------------------------------------------------
 Net Assets -- 100.0%                                                 $1,572,812,274
 -----------------------------------------------------------------------------------

 (1)  A portion of this security is on loan at December 31, 2002.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
--------------------------------------------------------
Investments, at value including
   $196,102,520 of securities on loan
   (identified cost, $1,709,696,522)      $1,766,529,542
Cash                                               2,814
Receivable for investments sold                3,577,923
Interest receivable                           13,758,988
Receivable for daily variation margin on
   open financial futures contracts              531,233
Prepaid expenses                                   3,039
--------------------------------------------------------
TOTAL ASSETS                              $1,784,403,539
--------------------------------------------------------

Liabilities
--------------------------------------------------------
Collateral for securities loaned          $  201,730,500
Payable for investments purchased              9,772,561
Payable to affiliate for Trustees' fees            6,253
Accrued expenses                                  81,951
--------------------------------------------------------
TOTAL LIABILITIES                         $  211,591,265
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,572,812,274
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,525,428,488
Net unrealized appreciation (computed on
   the basis
   of identified cost)                        47,383,786
--------------------------------------------------------
TOTAL                                     $1,572,812,274
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
Investment Income
-----------------------------------------------------
Interest                                  $50,239,929
Security lending income                     2,157,873
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $52,397,802
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 7,182,714
Trustees' fees and expenses                    26,366
Custodian fee                                 309,796
Legal and accounting services                  52,356
Interest expense                               45,006
Miscellaneous                                  30,327
-----------------------------------------------------
TOTAL EXPENSES                            $ 7,646,565
-----------------------------------------------------

NET INVESTMENT INCOME                     $44,751,237
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (202,832)
   Financial futures contracts                480,843
   Written options                             82,250
-----------------------------------------------------
NET REALIZED GAIN                         $   360,261
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $43,660,054
   Financial futures contracts             (8,417,084)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $35,242,970
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $35,603,231
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $80,354,468
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      44,751,237  $      25,723,966
   Net realized gain (loss)                         360,261         (1,160,055)
   Net change in unrealized appreciation
      (depreciation)                             35,242,970          9,107,590
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      80,354,468  $      33,671,501
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   1,229,453,821  $     520,404,823
   Withdrawals                                 (412,516,376)      (218,546,077)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $     816,937,445  $     301,858,746
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                $     897,291,913  $     335,530,247
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     675,520,361  $     339,990,114
------------------------------------------------------------------------------
AT END OF YEAR                            $   1,572,812,274  $     675,520,361
------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                          YEAR ENDED
INCREASE (DECREASE) IN CASH               DECEMBER 31, 2002
------------------------------------------------------------
Cash Flows From (Used For) Operating
   Activities --
   Purchase of investments                $  (1,545,453,401)
   Proceeds from sales of investments
      and principal repayments                  472,414,174
   Interest received, including net
      securities lending income                  69,559,966
   Interest paid                                    (43,888)
   Operating expenses paid                       (7,605,995)
   Net sale of short-term investments            32,506,000
   Financial futures contracts
      transactions                                  299,597
   Repayment of collateral for
      securities loaned, net                    168,720,600
   Increase in unrealized loss from
      futures transactions                       (8,417,084)
   Realized gain on written options                 986,437
------------------------------------------------------------
NET CASH USED FOR OPERATING ACTIVITIES    $    (817,033,594)
------------------------------------------------------------
Cash Flows From (Used For) Financing
   Activities --
   Proceeds from capital contributions    $   1,229,453,821
   Payments for capital withdrawals            (412,516,376)
------------------------------------------------------------
NET CASH FROM FINANCING ACTIVITIES        $     816,937,445
------------------------------------------------------------

NET DECREASE IN CASH                      $         (96,149)
------------------------------------------------------------

CASH AT BEGINNING OF YEAR                 $          98,963
------------------------------------------------------------

CASH AT END OF YEAR                       $           2,814
------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash Used For
Operating Activities
------------------------------------------------------------
Net increase in net assets from
   operations                             $      80,354,468
Increase in receivable for investments
   sold                                          (1,154,188)
Increase in payable for investments
   purchased                                      9,772,561
Increase in interest receivable                  (7,655,709)
Increase in receivable for variation
   margin                                          (181,246)
Increase in payable to affiliate                        918
Increase in accrued expenses                         30,101
Increase in prepaid expenses                           (660)
Increase in collateral for securities
   loaned                                       168,720,600
Net increase in investments                  (1,066,920,439)
------------------------------------------------------------
NET CASH USED FOR OPERATING ACTIVITIES    $    (817,033,594)
------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------
                                     2002          2001(1)        2000         1999         1998
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily
   net assets):
   Expenses                             0.75%         0.81%         0.84%        0.83%        0.82%
   Interest expense                     0.00%(2)      0.02%         0.02%        0.02%        0.07%
   Net investment income                4.41%         5.91%         7.77%        7.79%        7.85%
Portfolio Turnover                        41%           21%           22%          18%          48%
---------------------------------------------------------------------------------------------------
TOTAL RETURN*                           8.24%         9.52%           --           --           --
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,572,812      $675,520      $339,990     $345,200     $421,011
---------------------------------------------------------------------------------------------------

 (1) The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assets from 7.51% to 5.91%.
 (2)  Represents less than 0.01%.
 * Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2002, the Eaton Vance Government Obligations Fund had a 97% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage backed, pass-through securities) are normally valued on the basis of valuations furnished by dealers or a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount.

 C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code (the
   Code), to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2002, $1,108 in credit balances were used to reduce the Portfolio's custodian fee.

 F Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 G Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 H Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 I Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Statement of Cash Flows -- The cash amount shown in the Statement of Cash
   Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at December 31, 2002.

2 Purchases and Sales of Investments
-------------------------------------------
   Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $1,555,225,963, $103,148,806, and $370,419,556, respectively.

3 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million, 0.6875% (per annum) from $500 million to $1 billion, 0.6250% (per annum) from $1 billion to $1.5 billion, 0.5625% (per annum) from $1.5 billion to $2 billion and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2002, the fee was equivalent to 0.71% (annualized) of the Portfolio's average net assets for such period and amounted to $7,182,714. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 2002 was $1,903,562 and the average interest rate was 2.36%.

5 Securities Lending Agreement
-------------------------------------------
   The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $1,400,886 for the year ended December 31, 2002. At December 31, 2002, the value of the securities loaned and the value of the collateral amounted to $196,102,520 and $201,735,000, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,728,941,003
    --------------------------------------------------------
    Gross unrealized appreciation             $   38,903,668
    Gross unrealized depreciation                 (1,315,129)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $   37,588,539
    --------------------------------------------------------

7 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2002 is as follows:

                                    FUTURES CONTRACTS
    ---------------------------------------------------------------------------------
    EXPIRATION                                                         NET UNREALIZED
    DATE(S)      CONTRACTS                                 POSITION     DEPRECIATION
    ---------------------------------------------------------------------------------
    3/03         3,400 US Treasury Five Year Note Futures  Short        $(9,449,234)
    ---------------------------------------------------------------------------------

   At December 31, 2002, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

   Transactions in options written during the year ended December 31, 2002 were as follows:

                                              NUMBER OF  PREMIUMS
                                              CONTRACTS  RECEIVED
    --------------------------------------------------------------
    Options outstanding at December 31, 2001         0   $       0
    Options written                              1,000     986,438
    Options closed                              (1,000)   (986,438)
    --------------------------------------------------------------
    OPTIONS OUTSTANDING AT DECEMBER 31, 2002         0   $       0
    --------------------------------------------------------------

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GOVERNMENT OBLIGATIONS PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO            SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                                 Trust since 1991;   Chief Executive Officer
                                          of the Portfolio   of EVC, EV, EVM and
                                             since 1992      BMR; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 regulated
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund and
                                                             the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO            SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1986;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of 17
                                             since 1993      and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III 2/23/35                             Trust since 1986;   Professor of Investment                        Co. (specialty retailer)
                                          of the Portfolio   Banking Emeritus,                                and Telect, Inc.
                                             since 1993      Harvard University                              (telecommunication
                                                             Graduate School                                 services company)
                                                             of Business Administration.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEE(S) (CONTINUED)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIO            SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1986;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1993      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                 Trust since 1984;   Consultant.
                                          of the Portfolio
                                             since 1993

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)
                          WITH THE            TERM OF
                         TRUST AND           OFFICE AND
      NAME AND              THE              LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH         PORTFOLIO            SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 William H. Ahern,     Vice President        Since 1995      Vice President of EVM and BMR.
 Jr. 7/28/59            of the Trust                         Officer of 34 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Thomas E. Faust      President of the       Since 2002      Executive Vice President of
 Jr. 5/31/58               Trust                             EVM, BMR, EVC and EV; Chief
                                                             Investment Officer of EVM and
                                                             BMR and Director of EVC. Chief
                                                             Executive Officer of Belair
                                                             Capital Fund LLC, Belcrest
                                                             Capital Fund LLC, Belmar
                                                             Capital Fund LLC and Belport
                                                             Capital Fund LLC (private
                                                             investment companies sponsored
                                                             by EVM). Officer of 50
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Thomas J. Fetter      Vice President        Since 1997      Vice President of EVM and BMR.
 8/20/43                of the Trust                         Officer of 126 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Michael R. Mach       Vice President        Since 1999      Vice President of EVM and BMR.
 7/15/47                of the Trust                         Previously, Managing Director
                                                             and Senior Analyst for
                                                             Robertson Stephens
                                                             (1998-1999). Officer of 23
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Robert B.             Vice President        Since 1998      Vice President of EVM and BMR.
 MacIntosh 1/22/57      of the Trust                         Officer of 125 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Duncan W.             Vice President        Since 2001      Senior Vice President and
 Richardson             of the Trust                         Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 40 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Walter A. Row, III    Vice President        Since 2001      Director of Equity Research
 7/20/57                of the Trust                         and a Vice President of EVM
                                                             and BMR. Officer of 21
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

                        POSITION(S)
                          WITH THE            TERM OF
                         TRUST AND           OFFICE AND
      NAME AND              THE              LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH         PORTFOLIO            SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Judith A. Saryan      Vice President        Since 2003      Vice President of EVM and BMR.
 8/21/54                of the Trust                         Previously, Portfolio Manager
                                                             and Equity Analyst for State
                                                             Street Global Advisors
                                                             (1980-1999). Officer of 22
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Susan Schiff          Vice President    Vice President of   Vice President of EVM and BMR.
 3/13/61                                  the Trust since    Officer of 24 registered
                                            2002; of the     investment companies managed
                                          Portfolio since    by EVM or BMR.
                                                1993

 Edward E. Smiley,     Vice President        Since 1999      Vice President of EVM and BMR.
 Jr. 10/5/44            of the Trust                         Officer of 36 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Mark S. Venezia        President of       Since 2002(2)     Vice President of EVM and BMR.
 5/23/49               the Portfolio                         Officer of 3 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 190 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Barbara E.             Treasurer of       Since 2002(2)     Vice President of EVM and BMR.
 Campbell 6/19/57      the Portfolio                         Officer of 190 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 James L. O'Connor    Treasurer of the       Since 1989      Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2) Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993 and Ms. Campbell served as Assistant Treasurer since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF GOVERNMENT OBLIGATIONS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110





                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE GOVERNMENT OBLIGATIONS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.



140-2/03                                                                   GOSRC